UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2006

SAXON CAPITAL, INC.
(Exact name of registrant as specified in its charter)

_____________________________

Maryland (State or other jurisdiction of Incorporation)	001-32447 (Commission File Number)	30-0228584 (I.R.S. Employer Identification No.)
4860 Cox Road, Suite 300 Glen Allen, Virginia (Address of principal executive offices)		23060 (Zip Code)

Registrant’s telephone number, including area code (804) 967-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operations and Financial Condition

On March 31, 2006, Saxon Capital, Inc. (“Saxon”) issued a press release announcing Saxon’s financial results for the fourth quarter of 2005 and the year ending December 31, 2005. This Form 8-K/A amends the Current Report on Form 8-K filed by Saxon with the Securities and Exchange Commission on March 31, 2006 (the ‘‘Original 8-K’’) to correct a typographical error in the amount of the September 30, 2005 balance of Real Estate Owned in the Condensed Consolidated Balance Sheets in the exhibit attached to the Original 8-K. The correct balance of Real Estate Owned as of September 30, 2005 is $35,845 ($ in thousands). The amount of Total Assets was correctly reported in the Original 8-K. No other changes are being made to the Original 8-K.

A copy of the press release reflecting this correction is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits

99.1  Press Release dated March 31, 2006 (corrected).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2006	SAXON CAPITAL, INC. By: /s/Robert B. Eastep Robert B. Eastep Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibits

Exhibit 99.1	Press Release dated March 31, 2006.